Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen A. Sherwin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cell Genesys, Inc. on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: March 4, 2004

By:	/s/ STEPHEN A. SHERWIN, M.D

Name: Stephen A. Sherwin, M.D. Title: Chairman of the Board and Chief Executive Officer

I, Matthew J. Pfeffer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cell Genesys, Inc. on Form 10-K for the year period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: March 4, 2004

By:	/s/ MATTHEW J. PFEFFER

Name: Matthew J. Pfeffer Title: Vice President and Chief Financial Officer